UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


        Date of report (Date of earliest event reported): April 26, 2004
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                          FRANKFORT FIRST BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                     0-26360                    61-1271129
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(State or Other Jurisdiction of    (Commission              (I.R.S. Employer
 Incorporation or Organization     File Number             Identification No.)



                 216 W. Main Street, Frankfort, Kentucky 40601
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


     Exhibit 99               Press Release dated April 26, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On April 26, 2004,  Frankfort  First Bancorp,  Inc.  issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRANKFORT FIRST BANCORP, INC.



Date:    April 26, 2004                By: /s/ Don Jennings
                                           --------------------------------
                                           Don Jennings
                                           President and Chief Executive Officer